INVESTMENT IN UNCONSOLIDATED AFFILIATES	12 Months Ended
Dec. 31, 2013
INVESTMENT IN UNCONSOLIDATED AFFILIATES
INVESTMENT IN UNCONSOLIDATED AFFILIATES

6. INVESTMENT IN UNCONSOLIDATED AFFILIATES

        Investments in companies in which we exercise significant influence, but do not control, are accounted for using the equity method. Investments in companies in which we do not exercise significant influence are accounted for using the cost method.

        Our ownership percentage and investment in unconsolidated affiliates were as follows (dollars in millions):

	December 31,
	2013	2012
Equity Method:
Louisiana Pigment Company, L.P. (50%)	$104	$111
BASF Huntsman Shanghai Isocyanate Investment BV (50%)(1)	87	81
Nanjing Jinling Huntsman New Material Co., Ltd. (49%)	62	24
Jurong Ningwu New Materials Development Co., Ltd. (30%)	15	12
Nippon Aqua Co., Ltd. (15)%	8	—
Others	1	2

Total equity method investments	277	230
Cost Method:
International Diol Company (4%)	5	5
White Mountain Titanium Corporation (3%)	3	3

Total investments	$285	$238

(1)
We own 50% of BASF Huntsman Shanghai Isocyanate Investment BV. BASF Huntsman Shanghai Isocyanate Investment BV owns a 70% interest in SLIC, thus giving us an indirect 35% interest in SLIC.

        On November 13, 2012, we entered into an agreement to form a joint venture with Sinopec (Nanjing Jingling). The joint venture involves the construction and operation of a PO/MTBE facility in China. Under the joint venture agreement, we hold a 49% interest in the joint venture and Sinopec holds a 51% interest. Our total equity investment is anticipated to be approximately $135 million, and we expect to receive approximately $50 million of license fees from the joint venture. The timing of equity contributions and license fee payments depends on various factors, but the majority are expected to be made over the course of the construction period of the plant (expected to be completed in 2015).